UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 15, 2013 (April; 11, 2013)

Florida East Coast Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-174112	27-4591805
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification Number)

7411 Fullerton Street, Suite 100,

Jacksonville, Florida

32256

(Address of principal executive offices)  (zip code)

(800) 342-1131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On April 11, 2013, Joel Haka resigned, effective April 11, 2013, from the position of Executive Vice President and Chief Operating Officer of Florida East Coast Holdings Corp. and its subsidiaries.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA EAST COAST HOLDINGS CORP.

	By:	/s/ John Brenholt
John Brenholt, Executive Vice President and Chief Financial Officer

Date: April 15, 2013

3